UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 11, 2009

(Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in its charter)

Illinois	1-2189	36-0698440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices, including zip code)

(847) 937-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On January 11, 2009,  Abbott Laboratories, an Illinois corporation (“Abbott”), and Rainforest Acquisition Inc., a Delaware corporation and a wholly-owned subsidiary of Abbott (the “Purchaser”), entered into an agreement and plan of merger (the “Merger Agreement”) with Advanced Medical Optics, Inc. (“AMO”), pursuant to which Abbott, through the Purchaser, will commence an offer to purchase all of the outstanding shares of AMO (the “AMO Shares”), at a purchase price of $22 per share in cash (the “Offer”).  Following the consummation of the Offer, the Purchaser will merge with and into AMO (the “Merger”).

The consummation of the Offer is conditioned on Abbott acquiring a majority of the AMO Shares and is subject to customary conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the issuance of a merger control clearance pursuant to Council Regulation (EC) No. 139/2004 of the Council of the European Union.

The Merger Agreement includes customary representations, warranties and covenants by the parties.  The summary of the Merger Agreement in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 and incorporated herein by reference.

On January 11, 2009, concurrently with the execution of the Merger Agreement, each of (1) ValueAct Capital Master Fund, L.P., ValueAct Capital Master Fund III, L.P. and G. Mason Morfit (collectively, “ValueAct”) and (2) James V. Mazzo (together with ValueAct, the “Principal Stockholders”) entered into a Tender and Support Agreement (together, the “Support Agreements”) with Abbott and the Purchaser.  Under the Support Agreements, each Principal Stockholder commits to tender its AMO Shares in the Offer and vote such shares in favor of the Merger.  As of January 11, 2009, the Principal Stockholders beneficially owned an aggregate of 9,644,006 AMO Shares, or 15.46% of the outstanding AMO Shares as of such date.  Copies of the Support Agreements are attached as Exhibits 99.1 and 99.2 and incorporated herein by reference.

Item 7.01               Regulation FD Disclosure.

On January 12, 2009, Abbott issued a press release announcing the execution of the Merger Agreement.  The press release is attached as Exhibit 99.3.

The information contained in Exhibit 99.3 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01               Financial Statements and Exhibits.

Exhibit Number	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of January 11, 2009, by and among Abbott, the Purchaser and AMO.

99.1	Support Agreement, dated as of January 11, 2009, by and among ValueAct, Abbott and the Purchaser.

99.2	Support Agreement, dated as of January 11, 2009, by and among James V. Mazzo, Abbott and the Purchaser.

99.3	Press Release dated January 12, 2009.

Additional Information

The tender offer described in this report has not yet commenced, and this report is neither an offer to purchase nor a solicitation of an offer to sell securities.  At the time the tender offer is commenced, Abbott will file a tender offer statement with the U.S. Securities and Exchange Commission (the “SEC”).  Investors and AMO security holders are strongly advised to read the tender offer statement (including an offer to purchase, letter of transmittal and related tender offer documents), and the related solicitation/recommendation statement that will be filed by AMO with the SEC, because they will contain important information. These documents will be available at no charge on the SEC’s Web site at www.sec.gov.

Private Securities Litigation Reform Act of 1995 — A Caution Concerning Forward-Looking Statements

Some statements in this Form 8-K may be forward-looking statements for the purposes of the Private Securities Litigation Reform Act of 1995.  Abbott cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated.  Economic, competitive, governmental, technological and other factors that may affect Abbott’s operations are discussed in Item 1A, “Risk Factors,” to Abbott’s Annual Report on Securities and Exchange Commission Form 10-K for the year ended December 31, 2007, and in Item 1A, “Risk Factors,” to Abbott’s Quarterly Reports on Securities and Exchange Commission Form 10-Q for the quarters ended June 30, 2008, and September 30, 2008, and are incorporated by reference.  Abbott undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ABBOTT LABORATORIES

By:	/s/ Thomas C. Freyman
Thomas C. Freyman
Executive Vice President, Finance
and Chief Financial Officer

Dated:  January 15, 2009

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EXHIBIT INDEX

Exhibit Number	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of January 11, 2009, by and among Abbott, the Purchaser and AMO.

99.1	Support Agreement, dated as of January 11, 2009, by and among ValueAct, Abbott and the Purchaser.

99.2	Support Agreement, dated as of January 11, 2009, by and among James V. Mazzo, Abbott and the Purchaser.

99.3	Press Release dated January 12, 2009.